DWS Total Return Bond Fund
Summary Prospectus | May 1, 2026

Class/Ticker	A	SZIAX	C	SZICX	INST	SZIIX	S	SCSBX
Before you invest, you may want to review the fund’s prospectus, which contains more information about the fund and its risks. You can find the fund’s prospectus, reports to shareholders, Statement of Additional Information (SAI) and other information about the fund online at dws.com/mutualpros. You can also get this information at no cost by e-mailing a request to service@dws.com, calling (800) 728-3337 or asking your financial representative. The Prospectus and SAI, both dated May 1, 2026, as may be revised or supplemented from time to time, are incorporated by reference into this Summary Prospectus.
Investment Objective
The fund seeks to maximize total return consistent with preservation of capital and prudent investment management, by investing for both current income and capital appreciation.
Fees and Expenses
These are the fees and expenses you may pay when you buy, hold and sell shares. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales charge discounts in Class A shares if you and your immediate family invest, or agree to invest in the future, at least $100,000 in DWS funds. More information about these and other discounts and waivers is available from your financial representative and in Choosing a Share Class in the prospectus (p. 18), Sales Charge Waivers and Discounts Available Through Intermediaries in the prospectus (Appendix B, p. 44) and Purchase and Redemption of Shares in the fund’s SAI (p. II-15).
SHAREHOLDER FEES (paid directly from your investment)
	A	C	INST	S
Maximum sales charge (load) imposed on purchases, as % of offering price	2.75	None	None	None
Maximum deferred sales charge (load), as % of redemption proceeds[1]	None	1.00	None	None
Account Maintenance Fee (annually, for fund account balances below $10,000 and subject to certain exceptions)	$20	$20	None	$20
ANNUAL FUND OPERATING EXPENSES
(expenses that you pay each year as a % of the value of your investment)
	A	C	INST	S
Management fee	0.35	0.35	0.35	0.35
Distribution/service (12b-1) fees	0.23	0.98	None	None
Other expenses[2]	0.39	0.47	0.34	0.39
Total annual fund operating expenses	0.97	1.80	0.69	0.74
Fee waiver/expense reimbursement	0.17	0.25	0.14	0.19
Total annual fund operating expenses after fee waiver/expense reimbursement	0.80	1.55	0.55	0.55
1
Investments of $250,000 or more may be eligible to buy Class A shares without a sales charge (load), but may be subject to a contingent deferred sales charge of 1.00% if redeemed within 12 months of the original purchase date and 0.50% if redeemed within the following six months.
2
“Other expenses” are restated to exclude fees related to proxy expenses. “Other expenses” would have been 0.40%, 0.48%, 0.35% and 0.40% for Class A, Class C, Institutional Class and Class S, respectively, had proxy expenses been included.
The Advisor has contractually agreed through April 30, 2027 to waive its fees and/or reimburse fund expenses to the extent necessary to maintain the fund’s total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest expense and acquired fund fees and expenses) at ratios no higher than 0.80%, 1.55%, 0.55%, and 0.55% for Class A, Class C, Institutional Class and Class S, respectively. The agreement may only be terminated with the consent of the fund’s Board.
EXAMPLE
This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses (including one year of capped expenses in each period)
remain the same. Class C shares generally convert automatically to Class A shares after 8 years. The information presented in the Example for Class C reflects the conversion of Class C shares to Class A shares after 8 years. See “Class C Shares” in the “Choosing a Share Class” section of the prospectus for more information. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Years	A	C	INST	S
1	$354	$258	$56	$56
3	559	542	207	217
5	780	952	370	393
10	1,417	1,877	845	901
You would pay the following expenses if you did not redeem your shares:
Years	A	C	INST	S
1	$354	$158	$56	$56
3	559	542	207	217
5	780	952	370	393
10	1,417	1,877	845	901
PORTFOLIO TURNOVER
The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may mean higher taxes if you are investing in a taxable account. These costs are not reflected in annual fund operating expenses or in the expense example, and can affect the fund's performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 181% of the average value of its portfolio.
Principal Investment Strategies
Main investments. Under normal circumstances, the fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in bonds of any maturity. The fund invests mainly in investment grade US dollar denominated fixed income securities, including corporate bonds, US government and agency bonds and mortgage- and asset-backed securities. The fund may invest up to 35% of total assets in below-investment grade fixed income securities, which are those rated below the fourth highest credit rating category (that is, grade BB/Ba and below, generally referred to as “high yield” or “junk” bonds) or, if unrated, determined by the Advisor to be of similar quality, including securities in default. Compared to investment grade securities, below-investment grade securities generally pay higher yields but have higher volatility and higher risk of default on payments. The fund may also invest in cash or money market instruments to maintain liquidity.
The fund may invest up to 40% of total assets in foreign securities including up to 20% of total assets in securities of issuers located in emerging markets countries.
Management process. In choosing securities, portfolio management considers several factors that it believes can impact the asset's risk and expected return. These may include economic and currency outlooks, possible interest rate movements, capital flows, debt levels, inflation trends, credit quality of issuers, security characteristics, environmental, social and governance (ESG) factors, and changes in the supply and demand within the global bond markets. In addition, distinct processes are used for various types of securities.
US investment grade securities. Portfolio management typically:
■
ranks securities based on portfolio management's assessment of creditworthiness, cash flow and price
■
seeks to determine the value of each security by examining the issuer’s credit quality, debt structure, option value and liquidity risks to identify any inefficiencies between this value and market trading price
■
uses credit analysis in an effort to determine the issuer’s ability to fulfill its contracts
■
uses a bottom-up approach that subordinates sector weightings to individual securities that portfolio management believes may add above-market value
Foreign investment grade and emerging markets high yield securities. Portfolio management uses a relative value strategy that seeks to identify the most attractive foreign markets, then searches those markets for securities that portfolio management believes offer incremental value over US Treasuries. With emerging markets securities, portfolio management also considers short-term factors such as market sentiment, capital flows, and new issue programs.
High yield securities (other than emerging markets securities). Portfolio management typically:
■
analyzes economic conditions for improving or undervalued sectors and industries
■
uses independent credit research and on-site management visits to evaluate individual issuer’s debt service, growth rate, and both downgrade and upgrade potential
■
assesses new issues versus secondary market opportunities
■
seeks issues within attractive industry sectors and with strong long-term fundamentals and improving credit
Portfolio management generally sells securities (or exchanges currencies) when they reach their target prices, when other investments appear more attractive, or, particularly for high yield securities, when company fundamentals decline or when portfolio management believes an unexpected development will diminish a company’s competitive position or ability to generate adequate cash flow.
Derivatives. The fund may invest in derivatives, which are financial instruments whose performance is derived, at least in part, from the performance of an underlying asset, security or index. In particular, portfolio management may use futures contracts, options on interest rate swaps, options on interest rate futures contracts or interest rate

DWS Total Return Bond Fund
Summary Prospectus May 1, 2026

swaps for duration management (i.e., reducing or increasing the sensitivity of the fund’s portfolio to interest rate changes) or for non-hedging purposes to seek to enhance potential gains. Portfolio management may also use (i) option contracts in order to gain exposure to a particular market or security, to seek to increase the fund’s income, or to hedge against changes in a particular market or security, (ii) total return swaps to seek to enhance potential gains by increasing or reducing the fund’s exposure to a particular sector or market or as a substitute for direct investment, or (iii) credit default swaps to seek to increase the fund’s income, to gain exposure to a bond issuer’s credit quality characteristics without directly investing in the bond or to hedge the risk of default on bonds held in the fund’s portfolio. In addition, portfolio management may use forward currency contracts (i) to hedge exposure to changes in foreign currency exchange rates on foreign currency denominated portfolio holdings; (ii) to facilitate transactions in foreign currency denominated securities; or (iii) for non-hedging purposes to seek to enhance potential gains.
The fund may also use other types of derivatives (i) for hedging purposes; (ii) for risk management; (iii) for non-hedging purposes to seek to enhance potential gains; or (iv) as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions.
Securities lending. The fund may lend securities (up to one-third of total assets) to approved institutions, such as registered broker-dealers, pooled investment vehicles, banks and other financial institutions. In connection with such loans, the fund receives liquid collateral in an amount that is based on the type and value of the securities being lent, with riskier securities generally requiring higher levels of collateral.
Active trading. The fund is expected to trade securities actively and this may lead to high portfolio turnover.
Main Risks
There are several risk factors that could hurt the fund’s performance, cause you to lose money or cause the fund’s performance to trail that of other investments. The fund may not achieve its investment objective, and is not intended to be a complete investment program. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.
Market risk. The market value of the securities in which the fund invests may be impacted by the prospects of individual issuers, particular sectors or governments and/or general economic conditions throughout the world due to increasingly interconnected global economies and financial markets.
Market disruption risk. Economies and financial markets throughout the world have become increasingly interconnected, which has increased the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. This includes reliance on global supply chains that are susceptible to disruptions resulting from, among other things, war and other armed conflicts, tariffs, extreme weather events, and natural disasters. Such supply chain disruptions can lead to, and have led to, economic and market disruptions that have far-reaching effects on financial markets worldwide. The value of the fund’s investments may be negatively affected by adverse changes in overall economic or market conditions, such as the level of economic activity and productivity, unemployment and labor force participation rates, inflation or deflation (and expectations for inflation or deflation), interest rates, demand and supply for particular products or resources including labor, debt levels and credit ratings, and trade policies, among other factors. Such adverse conditions may contribute to an overall economic contraction across entire economies or markets, which may negatively impact the profitability of issuers operating in those economies or markets. In addition, geopolitical and other globally interconnected occurrences, including war and other armed conflicts, terrorism, economic uncertainty or financial crises, contagion, tariffs and trade disputes, government debt crises (including defaults or downgrades) or uncertainty about government debt payments, government shutdowns, public health crises, natural disasters, supply chain disruptions, climate change and related events or conditions, have led, and in the future may lead, to disruptions in the US and world economies and markets, which may increase financial market volatility and have significant adverse direct or indirect effects on the fund and its investments. Ongoing trade disputes between the United States and other countries may lead to tariffs and investment restrictions, negatively impacting affected companies and their securities. These disputes can also harm the economies of the United States and its trading partners, as well as financial markets overall. Adverse market conditions or disruptions could cause the fund to lose money, experience significant redemptions, and encounter operational difficulties. Although multiple asset classes may be affected by adverse market conditions or a particular market disruption, the duration and effects may not be the same for all types of assets.
Current military and other armed conflicts in various geographic regions, including those in Europe and the Middle East, among others, can lead to, and have led to, economic and market disruptions, which may not be limited to the geographic region in which the conflict is occurring. Such conflicts can also result, and have resulted in some cases, in sanctions being levied by the United States, the European Union and/or other countries against countries or other actors involved in the conflict. In addition, such conflicts and related sanctions can adversely affect regional and global energy, commodities, financial and other markets and thus could affect the value of the fund's investments. The extent and duration of any military

DWS Total Return Bond Fund
Summary Prospectus May 1, 2026

or other armed conflict, related sanctions and resulting economic and market disruptions are impossible to predict, but could be substantial.
Other market disruption events include pandemic spread of viruses, such as the novel coronavirus known as COVID-19, which have caused significant uncertainty, market volatility, decreased economic and other activity, increased government activity, including economic stimulus measures, and supply chain disruptions, and may adversely affect the fund and its investments.
In addition, markets are becoming increasingly susceptible to disruption events resulting from the use of new and emerging technologies, such as artificial intelligence, to engage in cyber-attacks or to take over the Web sites and/or social media accounts of companies, governmental entities or public officials, or to otherwise pose as or impersonate such, which then may be used to disseminate false or misleading information that can cause volatility in financial markets or for the securities of a particular company, group of companies, industry or other class of assets.
Adverse market conditions or particular market disruptions, such as those discussed above, may magnify the impact of each of the other risks described in this “MAIN RISKS” section and may increase volatility in one or more markets in which the fund invests leading to the potential for greater losses for the fund.
Inflation risk. Inflation risk is the risk that the real value of certain assets or real income from investments (the value of such assets or income after accounting for inflation) will be less in the future as inflation decreases the value of money. Inflation, and investors’ expectation of future inflation, can impact the current value of the fund's portfolio, resulting in lower asset values and losses to shareholders. This risk may be elevated compared to historical market conditions and could be impacted by monetary policy measures and the current interest rate environment.
Interest rate risk. When interest rates rise, prices of debt securities generally decline. The longer the duration of the fund’s debt securities, the more sensitive the fund will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.) Interest rates can change in response to the supply and demand for credit, government and/or central bank monetary policy and action, inflation rates, and other factors. Changes in monetary policy made by central banks or governments are likely to affect the level of interest rates. Changing interest rates may have unpredictable effects on markets, may result in heightened market volatility and potential illiquidity and may detract from fund performance to the extent the fund is exposed to such interest rates and/or volatility. Rising interest rates could cause the value of the fund’s investments — and therefore its share price as well — to decline. A rising interest rate environment may cause investors to move out of fixed-income securities and related markets on a large scale, which could adversely affect the price and liquidity of such securities and could also result in increased redemptions from the fund. Increased redemptions from the fund may force the fund to sell investments at a time when it is not advantageous to do so, which could result in losses.
Credit risk. The fund's performance could be hurt if an issuer of a debt security suffers an adverse change in financial condition that results in the issuer not making timely payments of interest or principal, a security downgrade or an inability to meet a financial obligation. Credit risk is greater for lower-rated securities.
Because the issuers of high yield debt securities, or junk bonds (debt securities rated below the fourth highest credit rating category), may be in uncertain financial health, the prices of their debt securities can be more vulnerable to bad economic news, or even the expectation of bad news, than investment-grade debt securities. Credit risk for high yield securities is greater than for higher-rated securities.
Because securities in default generally have missed one or more payments of interest and/or principal, an investment in such securities has an increased risk of loss. Issuers of securities in default have an increased likelihood of entering bankruptcy or beginning liquidation procedures which could impact the fund's ability to recoup its investment. Securities in default may be illiquid or trade in low volumes and thus may be difficult to value.
For securities that rely on third-party guarantors to support their credit quality, the same risks may apply if the financial condition of the guarantor deteriorates or the guarantor ceases to insure securities. Because guarantors may insure many types of securities, including subprime mortgage bonds and other high-risk bonds, their financial condition could deteriorate as a result of events that have little or no connection to securities owned by the fund.
Some securities issued by US government agencies or instrumentalities are backed by the full faith and credit of the US government. Other securities that are supported only by the credit of the issuing agency or instrumentality are subject to greater credit risk than securities backed by the full faith and credit of the US government. This is because the US government might provide financial support, but has no obligation to do so, if there is a potential or actual loss of principal or failure to make interest payments.
US government default risk. Due to the rising US government debt burden and potential limitations caused by the statutory debt ceiling, it is possible that the US government may not be able to meet its financial obligations or that securities issued by the US government may experience credit downgrades. In the past, US sovereign credit has experienced downgrades and there can be no guarantee that it will not experience further downgrades in the future by rating agencies. Such a credit event may adversely impact the financial markets and the fund. From

DWS Total Return Bond Fund
Summary Prospectus May 1, 2026

time to time, uncertainty regarding the status of negotiations in the US government to increase the statutory debt ceiling and/or failure to increase the statutory debt ceiling could increase the risk that the US government may default on payments on certain US government securities, cause the credit rating of the US government to be downgraded or increase volatility in financial markets, result in higher interest rates, reduce prices of US Treasury securities and/or increase the costs of certain kinds of debt.
Mortgage-backed and other asset-backed securities risk. These securities represent interests in “pools” of mortgages or other assets such as consumer loans or receivables held in trust and often involve risks that are different from or possibly more acute than risks associated with other types of debt instruments. When market interest rates increase, the market values of mortgage-backed securities generally decline. At the same time, however, increased rates typically cause mortgage refinancings and prepayments to slow, which lengthens the effective duration of these securities. As a result, the negative effect of an interest rate increase on the market value of mortgage-backed securities is usually more pronounced than it is for other types of fixed income securities, potentially increasing the volatility of the fund. Conversely, when market interest rates decline, the market values of mortgage-backed securities generally increase. However, as mortgage-holders seek to refinance at the lower rates, the rate of prepayment of the underlying mortgages also tends to increase, which shortens the effective duration of these securities and may expose the fund to a lower rate of return on reinvestment. Mortgage-backed securities not backed by a government guarantee may be subject to the risk that underlying borrowers will be unable to meet their obligations and the value of property that secures the mortgage may decline in value and be insufficient, upon foreclosure, to repay the associated loan.
Investments in other asset-backed securities are subject to risks similar to those associated with mortgage-backed securities, as well as additional risks associated with the nature of the assets and the servicing of those assets. Payment of principal and interest on asset-backed securities may be largely dependent upon the cash flows generated by the assets backing the securities, and asset-backed securities may not have the benefit of any security interest in the related assets.
High yield debt securities risk. High yield debt securities, or junk bonds, are generally regarded as speculative with respect to the issuer’s continuing ability to meet principal and interest payments. High yield debt securities’ total return and yield may generally be expected to fluctuate more than the total return and yield of investment-grade debt securities. A real or perceived economic downturn or an increase in market interest rates could cause a decline in the value of high yield debt securities, result in increased redemptions and/or result in increased portfolio turnover, which could result in a decline in net asset value of the fund, reduce liquidity for certain investments and/or increase costs. High yield debt securities are often thinly traded and can be more difficult to sell and value accurately than investment-grade debt securities as there may be no established secondary market. Investments in high yield debt securities could increase liquidity risk for the fund. In addition, the market for high yield debt securities can experience sudden and sharp volatility which is generally associated more with investments in stocks.
Prepayment and extension risk. When interest rates fall, issuers of high interest debt obligations may pay off the debts earlier than expected (prepayment risk), and the fund may have to reinvest the proceeds at lower yields. When interest rates rise, issuers of lower interest debt obligations may pay off the debts later than expected (extension risk), thus keeping the fund’s assets tied up in lower interest debt obligations. Ultimately, any changes or unexpected behavior in interest rates could increase the volatility of the fund’s share price and yield and could hurt fund performance. Prepayments could also create capital gains tax liability in some instances.
Foreign investment risk. The fund faces the risks inherent in foreign investing. Adverse political, economic or social developments, as well as US and foreign government actions such as the imposition of tariffs, economic and trade sanctions or embargoes, could undermine the value of the fund’s foreign investments, prevent the fund from realizing the full value of its foreign investments or prevent the fund from selling foreign securities it holds.
Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than US markets. To the extent that the fund invests in non-US dollar denominated foreign securities, changes in currency exchange rates may affect the US dollar value of foreign securities or the income or gain received on these securities. In addition, because non-US markets may be open on days when the fund does not price its shares, the value of the foreign securities in the fund’s portfolio may change on days when shareholders will not be able to purchase or sell the fund’s shares.
Emerging markets risk. Foreign investment risks are greater in emerging markets than in developed markets. Investments in emerging markets are often considered speculative.
Derivatives risk. Derivatives involve risks different from, and possibly greater than, the risks associated with investing directly in securities and other more traditional investments. Risks associated with derivatives may include the risk that the derivative is not well correlated with the underlying asset, security or index to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation, which risk may be heightened in

DWS Total Return Bond Fund
Summary Prospectus May 1, 2026

derivative transactions entered into “over-the-counter” (i.e., not on an exchange or contract market); and the risk that the derivative transaction could expose the fund to the effects of leverage, which could increase the fund's exposure to the market and magnify potential losses.
Security selection risk. The securities in the fund’s portfolio may decline in value. Portfolio management could be wrong in its analysis of industries, companies, economic trends, ESG factors, the relative attractiveness of different securities or other matters.
Counterparty risk. A financial institution or other counterparty with whom the fund does business, or that underwrites, distributes or guarantees any investments or contracts that the fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments. This could cause losses for the fund or could delay the return or delivery of collateral or other assets to the fund.
Liquidity risk. In certain situations, it may be difficult or impossible to sell an investment and/or the fund may sell certain investments at a price or time that is not advantageous in order to meet redemption requests or other cash needs. Unusual market conditions, such as an unusually high volume of redemptions or other similar conditions could increase liquidity risk for the fund, and in extreme conditions, the fund could have difficulty meeting redemption requests.
Pricing risk. If market conditions make it difficult to value some investments, the fund may value these investments using more subjective methods and the value determined for an investment may be materially different from the value realized upon such investment’s sale. As a result, you could pay more than the market value when buying fund shares or receive less than the market value when selling fund shares.
Securities lending risk. Securities lending involves the risk that the fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. A delay in the recovery of loaned securities could interfere with the fund’s ability to vote proxies or settle transactions. Delayed settlement may limit the ability of the fund to reinvest the proceeds of a sale of securities or prevent the fund from selling securities at times and prices it considers desirable. The fund could also lose money in the event of a decline in the value of the collateral provided for the loaned securities, or a decline in the value of any investments made with cash collateral or even a loss of rights in the collateral should the borrower of the securities fail financially while holding the securities.
Operational and technology risk. The fund and the entities with which it interacts directly or indirectly, including the fund’s service providers and counterparties, issuers of securities held by the fund and other market participants, are susceptible to operational and technology risks, including those related to human errors, processing errors, communication errors, system failures, cybersecurity incidents, and the use of artificial intelligence, among others, which may impair the fund’s operations and/or result in losses for the fund. For example, the fund’s or its service providers’ assets or sensitive or confidential information may be misappropriated, data may be corrupted and operations may be disrupted (e.g., cyber-attacks, operational failures or broader disruptions may cause the release of private shareholder information or confidential fund information, interfere with the processing of shareholder transactions, impact the ability to calculate the fund’s net asset value and impede trading). Market events and disruptions also may trigger a volume of transactions that overloads current information technology and communication systems and processes, impacting the ability to conduct the fund’s operations.
While the fund and its service providers may establish business continuity and other plans and processes that seek to address the possibility of and fallout from cyber-attacks, disruptions or failures, there are inherent limitations in such plans and systems, including that they do not apply to third parties, such as fund counterparties, issuers of securities held by the fund or other market participants, as well as the possibility that certain risks have not been identified or that unknown threats may emerge in the future and there is no assurance that such plans and processes will be effective. Among other situations, disruptions (for example, pandemics or health crises) that cause prolonged periods of remote work or significant employee absences at the fund’s service providers could impact the ability to conduct the fund’s operations. In addition, the fund cannot directly control any cybersecurity plans and systems, including artificial intelligence, put in place by its service providers, fund counterparties, issuers of securities held by the fund or other market participants.
Active trading risk. Active securities trading could raise transaction costs and could result in increased taxable distributions to shareholders and distributions that would be taxable to shareholders at higher federal income tax rates (e.g., short-term capital gains).
Past Performance
How a fund's returns vary from year to year can give an idea of its risk; so can comparing fund performance to market performance as measured by one or more indexes. The fund’s average annual total returns are compared to a required broad-based securities market index and may also be compared to a more narrowly based index that the Advisor believes more closely aligns with the fund’s investment strategy. Past performance may not indicate future results. All performance figures below assume that dividends and distributions were reinvested. For more recent

DWS Total Return Bond Fund
Summary Prospectus May 1, 2026

performance figures, go to dws.com (the Web site does not form a part of this prospectus) or call the telephone number included in this prospectus.
CALENDAR YEAR TOTAL RETURNS (%) (Class A)
These year-by-year returns do not include sales charges, if any, and would be lower if they did. Returns for other classes were different and are not shown here.

	Returns	Period ending
Best Quarter	7.29%	December 31, 2023
Worst Quarter	-7.01%	March 31, 2022
Year-to-Date	-0.77%	March 31, 2026
Average Annual Total Returns
(For periods ended 12/31/2025 expressed as a %)
After-tax returns (which are shown only for Class A and would be different for other classes) reflect the historical highest individual federal income tax rates, but do not reflect any state or local taxes. Your actual after-tax returns may be different. After-tax returns are not relevant to shares held in an IRA, 401(k) or other tax-advantaged investment plan.
	Class Inception	1 Year	5 Years	10 Years
Class A before tax	6/25/2001	4.28	-0.98	1.96
After tax on distribu- tions		2.20	-2.41	0.62
After tax on distribu- tions and sale of fund shares		2.49	-1.35	0.91
Class C before tax	6/25/2001	5.42	-1.17	1.48
INST Class before tax	6/25/2001	7.42	-0.18	2.50
Class S before tax	4/24/1928	7.39	-0.19	2.49
Bloomberg U.S. Aggre- gate Bond Index (reflects no deduction for fees, expenses or taxes)		7.30	-0.36	2.01
Management
Investment Advisor
DWS Investment Management Americas, Inc.
Portfolio Manager(s)
Christopher J. Munshower, CFA, Director and Senior Portfolio Manager Fixed Income. Portfolio Manager of the fund. Began managing the fund in 2020.
Stephen R. Cianci, CFA, Director and Senior Portfolio Manager Fixed Income. Portfolio Manager of the fund. Began managing the fund in 2025.
Purchase and Sale of Fund Shares
Minimum Initial Investment ($)
	Non-IRA	IRAs	UGMAs/ UTMAs	Automatic Investment Plans
A, C	1,000	500	1,000	500
INST	1,000,000	N/A	N/A	N/A
S	2,500	1,000	1,000	1,000
For participants in all group retirement plans, and in certain fee-based and wrap programs approved by the Advisor, there is no minimum initial investment and no minimum additional investment for Class A, C and S shares. For Section 529 college savings plans, there is no minimum initial investment and no minimum additional investment for Class S shares. The minimum initial investment for Class S shares may be waived for eligible intermediaries that have agreements with DDI to offer Class S shares in their brokerage platforms when such Class S shares are held in omnibus accounts on such brokerage platforms. In certain instances, the minimum initial investment may be waived for Institutional Class shares. For more information regarding available Institutional Class investment minimum waivers, see “Institutional Class Shares – Investment Minimum” in the “Choosing a Share Class” section of the prospectus. There is no minimum additional investment for Institutional Class shares. The minimum additional investment in all other instances is $50.
To Place Orders
Mail	All Requests	DWS PO Box 219151 Kansas City, MO 64121-9151
Expedited Mail		DWS 801 Pennsylvania Ave Suite 219151 Kansas City, MO 64105-1307
Web Site		dws.com
Telephone		(800) 728-3337, M – F 8 a.m. – 7 p.m. ET
Hearing Impaired		For hearing impaired assistance, please call us using a relay service

The fund is generally open on days when the New York Stock Exchange is open for regular trading. If you invest with the fund directly through the transfer agent, you can open a new fund account (Class S shares only) and make an initial investment on the Internet at dws.com, by using the mobile app or by mail. You can make additional investments or sell shares of the fund on any business day by visiting the fund’s Web site, by using the mobile app, by mail, or by telephone; however you may have to elect certain privileges on your initial account application. The ability to open new fund accounts and to transact online or using the mobile app varies depending on share class and account type. If you are working with a financial representative, contact your financial representative for assistance with buying or selling fund shares. A financial representative separately may impose its own policies and procedures for buying and selling fund shares.

DWS Total Return Bond Fund
Summary Prospectus May 1, 2026

Institutional Class shares are generally available only to qualified institutions. Class S shares are available through certain intermediary relationships with financial services firms, or can be purchased by establishing an account directly with the fund’s transfer agent.
Tax Information
The fund's distributions are generally taxable to you as ordinary income or capital gains, except when you are tax-exempt or when your investment is in an IRA, 401(k), or other tax-advantaged investment plan. Any withdrawals you make from such tax-advantaged investment plans, however, may be taxable to you.
Payments to Broker-Dealers and
Other Financial Intermediaries
If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the fund, the Advisor, and/or the Advisor’s affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

DWS Total Return Bond Fund
Summary Prospectus May 1, 2026 DTRBF-SUM